SECURITIES AND EXCHANGE COMMISSION

                                  Washington, D.C. 20549

                                         Form 8-K

                                      CURRENT REPORT

                          Pursuant to Section 13 or 15(d) of the
                             Securities Exchange Act of 1934


                     Date of Report (Date of earliest event reported):
                                       May 18, 2001


                                        AMRESCO, INC.
                   (Exact name of registrant as specified in its charter)



                                         Delaware
                      (State or Other Jurisdiction of Incorporation)



                 0-8630                              59-1781257
         (Commission File Number)       (I. R. S. Employer Identification No.)

          700 North Pearl Street
          Suite 1900, LB 342
             Dallas, Texas                            75201-7424
(Address of Principal Executive Offices)              (Zip Code)


            Registrant's telephone number, including area code (214) 953-7700

                                         No Change
                 (Former name or former address, if changed since last report)



Item 5. Other events.

        Attached as Exhibit 3.1 are the Registrant's Amended and Restated Bylaws dated May 18, 2001.

        Attached as Exhibit 99.1 is a press release dated May 25, 2001 announcing the final results of voting at the Registrant's Annual
Meeting of Stockholders held May 15, 2001.



Item 7. Exhibits.

3.1        Registrant's Amended and Restated By-laws Dated May 18, 2001.

99.1       Press Release dated May 25, 2001.



                                         SIGNATURE

	Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Dated:  May 31, 2001                         AMRESCO, INC.

                                        By:  /s/ L. KEITH BLACKWELL
                                      Name:  L. Keith Blackwell
                                     Title:  President and General Council










                                  Exhibits

Item                         Description

3.1                          Amended and Restated Bylaws.

99.1                         Press Release dated May 25, 2001.